================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                  April 4, 2001
                                (Date of Report)

                                 March 31, 2001
                        (Date of earliest event reported)


                            -------------------------

                         Commission File Number 0-26816

                             IDX SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)


        Vermont                                        03-0222230
(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                    Identification No.)

                               1400 Shelburne Road
                           South Burlington, VT 05403
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (802-862-1022)





================================================================================

                             Exhibit Index on Page 2

ITEM 5.  OTHER EVENTS

         On March 31, 2001, the Company and WebMD Corporation entered into Addendum I to their Agreement dated as of June 6, 2000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.


         EXHIBIT NO.               DESCRIPTION                            PAGE
         -----------               -----------                            ----

         99.1                      Addendum I to Agreement by and         4
                                   between IDX Systems Corporation and
                                   WebMD Corporation as of
                                   March 31, 2001




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 IDX SYSTEMS CORPORATION
                                 (Registrant)



Date:  April 4, 2001             By:  /S/ JOHN A. KANE
                                    ___________________________________________
                                    John A. Kane
                                    Vice President, Finance and Administration
                                    Chief Financial Officer, and Treasurer

                                                                    Exhibit 99.1

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                             ADDENDUM I TO AGREEMENT
================================================================================
This Addendum I ("Addendum I") to the Agreement by and between WebMD and IDX, effective as of June 6, 2000 (the "Agreement") is entered into by IDX and WebMD as of March 31, 2001. The Agreement shall continue in full force and effect as modified by this Addendum I, and in the event of any inconsistency or conflict between the terms of the Agreement and this Addendum I, this Addendum I shall control and govern. The identities of the parties named above and other capitalized terms used herein are defined in the glossary found in the Glossary section of this Addendum I.

1.       SERVICES
--------------------------------------------------------------------------------
         1.1.   ELECTRONIC TRANSACTIONS.

Delete Section 1.1 of the Agreement in its entirety and insert the following in lieu thereof:

          Through its Transaction Services Division known as "TSD," WebMD or a WebMD Affiliate shall be a non-exclusive source of, and shall provide, Financial EDI Transactions for IDX's Practice Management Systems as set forth in the Agreement as modified by Addendum I. IDX shall be entitled to promote and market WebMD as a source of Financial EDI Transactions for IDX Practice Management Systems, and WebMD shall be entitled to promote and market the fact that IDX makes WebMD's gateway available as a source of Financial EDI Transactions, in accordance with this Agreement. IDX has no obligation to require any customer to submit any Financial EDI Transaction to WebMD or to the IDX Gateway.

          So long as WebMD meets the Featuring Conditions:

          (a) During the Exclusive Period, IDX (i) shall direct Participating Payer Batch Claim Transactions to WebMD for transmission to such payers, but only if and to the extent that IDX or any of its Affiliates is entitled to aggregate and direct such transactions through the IDX Gateway or such transactions are subject to being so aggregated and directed by IDX or any of its Affiliates, and (ii) shall not promote, market, or recommend Participating Payer Batch Claim Transactions other than those of WebMD.

          (b) During the Featuring Period, IDX shall promote, market, and recommend the use of those Financial EDI Transactions that are for Participating Payers, not less favorably than those of any other source of such transactions. The fact that an alternative source (other than IDX or an Affiliate of IDX) of financial EDI transactions for Participating Payers that is made available by IDX during the Featuring Period may be offered on pricing or other terms (which pricing or other terms represent the terms of the source of such transactions and not IDX or an Affiliate of IDX) that differ from those of WebMD shall not, in and of itself, constitute more favorable promotion, marketing, or recommendation by IDX. Notwithstanding anything to the contrary herein, to the extent that Participating Payer Batch Claim Transactions or Participating Payer Real Time Transactions are delivered through the IDX Gateway during the Featuring Period, IDX shall deliver to WebMD for delivery to such Participating Payers not less than [**], as the case may be, [**] to any [**] including, without limitation, [**]. With respect to [**], however, [**]to terminate the effect of the preceding sentence by giving WebMD [**] month's advance written notice containing an explanation of its reasons for doing so.

          1.2.    GENERAL INTEGRATION OF SERVICES.

Delete Section 1.2 of the Agreement in its entirety and insert the following in lieu thereof: IDX and WebMD shall do the following in furtherance of this Agreement:

          (a) Through TSD, WebMD shall work with IDX to assist it in integrating, and IDX shall integrate, Financial EDI Transactions into IDX Practice Management Systems, through the IDX Gateway or otherwise, in IDX's discretion, as a standard feature available to customers of IDX Practice Management Systems. Notwithstanding the foregoing, IDX shall [**] as of the date of this Addendum I, [**].

--------------------------------------------------------------------------------

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

          If subsequent to the date hereof, [**] or otherwise, [**] that are [**] IDX shall [**].

          (b) Through TSD, WebMD shall support IDX's marketing efforts for Financial EDI Transactions for Participating Payers.

          (c) With respect to customers of IDX Practice Management Systems submitting transactions through the IDX Gateway, IDX shall have responsibility for the enrollment, registration and installation of new customers of Financial EDI Transactions, and TSD shall provide reasonable assistance at its own expense.

          (d) Through TSD, WebMD shall provide service levels at least as high as set forth on the Financial Transactions Service Level Schedule attached hereto.

          (e) IDX shall notify TSD in writing of any Payers that it wants WebMD to add as a Participating Payer, and WebMD shall use reasonable efforts to promptly do so. If any such payer is not added within 60 days of notice from IDX, then IDX shall not be bound by the provisions set forth in Subsection 1.1(a) and 1.1(b) of Addendum I with respect to such payer.

          1.3.    PHYSICIAN PORTAL SERVICES.

Delete Section 1.3 of the Agreement in its entirety.

          1.4.    OUTREACH SERVICES.

Delete Section 1.4 of the Agreement in its entirety.

          1.5.    RIGHTS NECESSARY TO CARRY OUT OBLIGATIONS.

(No change.)

          1.6.    BRANDING.

(No change.)

          1.7.    NON-EXCLUSIVITY.

From Section 1.7 of the Agreement, delete "Nothing contained in this Agreement," and insert, "Except for Section 1.1(a) of this Addendum I, nothing contained in the Agreement or this Addendum I," in lieu thereof.

          1.8.    NON-AGGREGATION OF FINANCIAL EDI TRANSACTIONS.

[**], IDX shall [**] and IDX shall [**] pursuant to the terms hereof, [**] or otherwise, unless such [**]. In the event that [**] or any of [**] in violation of the prior sentence, [**] and at any time, [**] this Agreement, subsequent to [**] for IDX [**]. The foregoing shall [**] to an IDX [**] IDX may [**] of an IDX [**], including without [**], that also [**] [**] or from [**] as a business [**]

2. PRICING AND PAYMENT
--------------------------------------------------------------------------------
          2.1.    PAYMENTS.

Delete Section 2.1 of the Agreement in its entirety and replace it with the following: "The parties shall pay to each other the fees and revenue shares set out in the Payment Schedule attached to this Addendum I.
--------------------------------------------------------------------------------
                                  Page 2 of 16

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

          2.2.    PAYMENT TERMS.

Delete "At" in the first line of Section 2.2 and insert, "Unless provided to the contrary in the Payment Schedule, at" in lieu thereof.

          2.3.    RECORDS.

(No change.)

          2.4.    AUDIT RIGHTS.

(No change.)

          2.5.    TAXES.

(No change.)

3.        MANAGEMENT
--------------------------------------------------------------------------------
          3.1.    EXECUTIVE SPONSORSHIP.

(No change.)

          3.2.    PERSONNEL RESOURCES.

(No change.)

          3.3.   RELATIONSHIP BETWEEN THE PARTIES.

(No change.)

4.        TERM AND TERMINATION
--------------------------------------------------------------------------------
          4.1.   INITIAL TERM.

(No change.)

          4.2.   RENEWAL TERMS.

(No change.)

          4.3.   EARLY TERMINATION.

Insert, at the end of subsection (f) of Section 4.3, "in which event IDX may exercise such right to terminate after [**].

          4.4.   EFFECTIVE DATE OF TERMINATION.

Delete the second occurrence of "4.3(e)" in line 3 of Section 4.4 and insert "4.3(f)" in lieu thereof.

          4.5.   EFFECT OF TERMINATION.

(No change.)

          4.6.   POST-TERMINATION SUPPORT.

Delete "than" after "up to" in line 2 of Section 4.6. Delete "companies comparable to IDX," in line 4 of Section 4.6 and insert "any vendor of systems similar to Practice Management Systems" in lieu thereof.

          4.7.   TERMINATION OF CERTAIN OBLIGATIONS.

Delete the first sentence of Section 4.7(a) and replace with the following:

(a) IDX may terminate one or more of its obligations under Section 1.1(a) and 1.1(b) if: (i) [**] that are [**] are [**] as to [**], or (ii) within [**] after

--------------------------------------------------------------------------------
                                  Page 3 of 16

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

[**] of [**]that are for [**] are [**] at [**], or (iii) within [**]that are for [**] that are [**] as is set forth on the Financial Transactions Service Level Schedule annexed hereto.

5.        INTELLECTUAL PROPERTY.
--------------------------------------------------------------------------------
          5.1.    INTELLECTUAL PROPERTY RETAINED.

(No change.)

          5.2.    INTERFACES.
(No change.)

          5.3.    TRADEMARKS.

In line 2 of Section 5.3, insert, "or as otherwise may be contemplated pursuant to Sections 6.3 and 11.4 of the Agreement and Sections 1.1 and 1.2 of the Addendum I," after "otherwise expressly provided in this Agreement."

          5.4.    JOINTLY DEVELOPED MATERIALS.

Delete "or" in line 2 of Section 5.4 and insert "of" in lieu thereof.

6.        CONFIDENTIALITY.
--------------------------------------------------------------------------------
          6.1.    CONFIDENTIALITY OBLIGATIONS.

In line 12 of Section 6.1, insert "not" between "shall" and "create." Delete "a" after "limit" in line 14 of the same section. Add the following to the end of the Section: Under no circumstances shall any of IDX's Confidential Information be disclosed to any Affiliate of WebMD, or any operating unit within WebMD or under WebMD's Control, that is in the business of marketing any Practice Management System.

          6.2.    CONFIDENTIALITY OF DATA.

Delete Section 6.2 in its entirety and replace it with the following:

Each party acknowledges that data it transmits as part of the Financial EDI Transactions may include customers' confidential information and confidential medical information relating to patients. Accordingly, each party agrees to use commercially reasonable and legally required efforts to protect the confidentiality of such information and prevent the disclosure of such information to third parties, except as may be necessary to carry out its obligations under this Agreement. The parties acknowledge and agree that nothing contained in this Agreement shall be construed as requiring either party to this Agreement to disclose data to any other person or entity in violation of applicable law, and each party agrees not to disclose any data if not permitted to do so by applicable law. IDX agrees that WebMD and all other persons or entities involved in the operation of the Financial EDI Transactions as WebMD's agents, have the right, subject to applicable laws and consent of third parties supplying data, to transmit, monitor, retrieve, store and use data as may be necessary to carry out its obligations to provide Financial EDI Transactions pursuant to this Agreement as modified by Addendum I and to De-Identify data. Nothing in this Agreement shall prohibit WebMD from using or disclosing De-Identified Data unless prohibited by law.

[**] the use of [**] any person or entity [**],  then the  provisions of Section
1.1 and 1.2 shall [**] that such [**] to such [**] shall be [**]this Agreement.

--------------------------------------------------------------------------------
                                  Page 4 of 16

          6.3.    AGREEMENT CONFIDENTIAL.

(No change.)

          6.4.    DISCLOSURE REQUIRED TO COURT OR GOVERNMENT.

(No change.)

          6.5.    NO REMOVAL OF PROPRIETARY LEGENDS.

(No change.)

7.        REPRESENTATIONS AND WARRANTIES.
--------------------------------------------------------------------------------
          7.1.    SERVICES.

(No change.)

          7.2.    NON-INFRINGEMENT.
(No change.)

          7.3.    SYSTEM ENVIRONMENTS.

(No change.)

          7.4.    COMPLIANCE WITH LAWS.

Delete Section 7.4 in its entirety and replace it with the following:

Each party represents, warrants and covenants to the other that, at all times during the term of this Agreement and thereafter, it shall be responsible for complying with all laws that are directly applicable to its operations and the operations of its Affiliates involved in performing this Agreement, but makes no representation or warranty as to any other person's operations. Each party's warranty extends (without limitation) to (a) laws governing its use or operation of the Financial EDI Transactions, (b) laws governing the gathering, use, transmission, processing, receipt, reporting, disclosure, privacy, security, maintenance, and storage of data, such as HIPAA, (c) anti-kickback laws, and (d) laws governing the submission of claims for reimbursement of medical services.

          7.5.    DATA.

Delete Section 7.5 in its entirety and replace with the following:

IDX represents and warrants to WebMD that IDX will use commercially reasonable efforts to obtain in its contracts with physicians all rights, authority, consents or permissions legally necessary for IDX and, at IDX's request, WebMD to submit, view, access, disclose, process, retrieve, and transmit data in connection with the Financial EDI Transactions. IDX hereby appoints WebMD, and WebMD accepts such appointment, as IDX's limited agent for the purpose of transmitting patient medical data to other payers, physicians, and other medical service providers using Financial EDI Transactions for such patient. WebMD and IDX each represent to the other that they have not been prohibited from participating in any Federal of state program applicable to the transactions contemplated hereunder and if it shall become so prohibited, the other may immediately terminate this Agreement.

WebMD and IDX shall enter into mutually acceptable agreements as may be required by final regulations promulgated under the Health Insurance Portability and Accountability Act of 1996.

          7.6.    DUE ORGANIZATIONS.

(No change.)

          7.7.    NO BANKRUPTCY.

(No change.)

          7.8.    DISCLAIMERS.

(No change.)
--------------------------------------------------------------------------------
                                  Page 5 of 16

8.        LIMITATION ON REMEDIES.
--------------------------------------------------------------------------------
(No change.)

9.        DEFENSE AND INDEMNIFICATION.
--------------------------------------------------------------------------------
          9.1.    LIMITED COVENANT TO DEFEND.

Delete Section 9.1 in its entirety and insert the following in lieu thereof:

Each party (the "Defending Party"), at its own expense and subject to the terms and conditions of this Section 9.1, will defend claims brought against the other party (the "Invoking Party") in the United States by third parties (other than affiliates of the Invoking Party) to the extent that (a) bodily injury, death, wrongful disclosure of patient or confidential information, or tangible property damage proximately results from the Defending Party's (i) breach of a duty, representation, warranty or obligation of this Agreement, or (ii) tortious negligence or misconduct, (b) the claim, if true, would constitute a breach by the Defending Party of the representations, warranties, covenants set forth in
Section 7.2, 7.4, or (c) the claim, if true, arises from a wrongful act or omission of WebMD as agent of IDX pursuant to Section 7.5 above. The defense shall only extend to those portions of the claim.

          9.2.    CONDITIONS FOR DEFENSE.

(No change.)

          9.3.    INJUNCTIONS OBTAINED BY THIRD PARTIES.

(No change.)

          9.4.    EXPENSES AND MONETARY AWARDS.

(No change.)

          9.5.    ADDITIONAL COUNSEL.

(No change.)

          9.6.    EXCEPTIONS TO DUTIES TO DEFEND AND INDEMNIFY.

(No change.)

10.       DISPUTE RESOLUTION.
--------------------------------------------------------------------------------
          10.1.    DISPUTE RESOLUTION.

(No change.)

          10.2.    EXCEPTIONS.

(No change.)

          10.3.    PROGRESSIVE DISPUTE NEGOTIATION PROCEDURES.

(No change.)

11.       MISCELLANEOUS.
--------------------------------------------------------------------------------
          11.1.    NO REIMBURSEMENT.

(No change.)

          11.2.    FORCE MAJEURE.

Add the following to the end of this Section:

--------------------------------------------------------------------------------
                                  Page 6 of 16

Each party acknowledges that the other's ability to provide data under this Agreement may be delayed or prevented by third parties, and neither party shall be responsible for such delay.

          11.3.    ASSIGNMENT.

(No change.)

          11.4.    NO WAIVER.

(No change.)

          11.5.    GOVERNING LAW; JURISDICTION; VENUE.

(No change.)

          11.6.    HEADINGS.

(No change.)

          11.7.    SEVERABILITY.

 (No change.)

          11.8.    NO BIAS.

(No change.)

          11.9.   COSTS, ATTORNEYS' FEES, AND EXPERTS' FEES.

(No change.)

          11.10.  COUNTERPARTS.

(No change.)

          11.11.  NOTICES.

Delete the words "on the first page of this Agreement" and replace with "in the definitions of 'IDX' and 'WebMD' respectively."

          11.12.  ADEQUACY OF CONSIDERATION.

(No change.)

          11.13.  INSURANCE.

(No change.)

          11.14.  PUBLICITY.

(No change.)

          11.15.  ENTIRE AGREEMENT.

Insert at the beginning of Section 11.15, "This Addendum I shall have no effect whatsoever on the agreement between WebMD and ChannelHealth."

          11.16.  NO THIRD PARTY BENEFICIARIES.

(No change.)

          11.17.  NON-HIRE.

(No change.)

          11.18.  STOCK OPTION AGREEMENT.
--------------------------------------------------------------------------------
                                  Page 7 of 16

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

Delete Section 11.18 in its entirety.

          11.19.  PAYMENTS.

Insert the following additional section:

          11.19.  Payments.

          Not later than [**], WebMD shall pay IDX the sum of $[**] in full and final satisfaction of all amounts due on account under the Agreement for the period from [**]. IDX shall pay WebMD the sum of $[**] in full and final satisfaction for all claims for amounts due on account for the period from [**]. For charges incurred after such dates, the parties shall make payments according to the rates and schedule as set forth in the Agreement and as modified by Addendum I.

          11.20.  MUTUAL RELEASES.

Insert the following additional section:

          11.20 Mutual releases.

          (a) By IDX. IDX and its Affiliates hereby fully and forever release WebMD, its Affiliates, officers, agents, directors and employees and officers, directors and employees of each Affiliate of WebMD, from all actions, causes of action, suits, debts, dues, expenses, sums of money, accounts, costs, reckonings, interests, deficiencies, bonds, bills, specialties, covenants, commission contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims, and demands whatsoever in law, admiralty or equity, against WebMD and its Affiliates ("IDX Claims"), which IDX and its Affiliates (or any of them) ever had, now have or hereafter can, shall or may have for, upon or by reason of any manner, cause, thing, claim, contention or allegation whatsoever that arose or occurred prior to the Effective Date of the addendum based upon, in whole or in part, this Agreement, other than IDX Claims arising on or after the Effective Date of Addendum I due to a breach by WebMD on or after the Effective Date of Addendum I.

          (b) By WebMD. WebMD and its Affiliates fully and forever release IDX and its Affiliates, officers, agents, directors and employees and officers, directors and employees of each Affiliate of IDX from all actions, causes of action, suits, debts, dues, expenses, sums of money, accounts, costs, reckonings, interests, deficiencies, bonds, bills, specialties, covenants, commission contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims, and demands whatsoever in law, admiralty or equity, against IDX and its Affiliates ("WebMD Claims"), which WebMD and its Affiliates (or any of them) ever had, now have or hereafter can, shall or may have for, upon or by reason of any manner, cause, thing, claim, contention or allegation whatsoever that arose or occurred prior to the Effective Date of Addendum I based upon, in whole or in part this Agreement, other than WebMD Claims arising on or after the Effective Date of Addendum I due to a breach by IDX on or after the Effective Date of Addendum I.

12.       AMENDED AND RESTATED GLOSSARY
--------------------------------------------------------------------------------
Delete the Glossary set forth in Section 12 of the Agreement and insert the following in lieu thereof.

         Amended and Restated Glossary

         "Affiliate" has the meaning set forth in rule 12(b) of the Securities Act of 1934. For the purposes of calculating fees due to IDX from WebMD, "Affiliates" shall not include any clearinghouse or claims processing service to which WebMD pays fees, provided WebMD does not Control, is not Controlled by, or is not under common Control with, such clearinghouse or claims processing service. Affiliates of IDX shall not include Allscripts Healthcare Solutions, Inc., Channelhealth Incorporated, or any entity Controlled by, Controlling, or under common Control with either of them.

          "Confidential Information" means (i) any data or information, oral or written, that relates to any party's business practices or activities;
         (ii) any information, ideas, know-how, trade secrets, specifications, designs, plans, flow-charts, drawings, research and development, processes, procedures and market research; (iii) any source code or executable code versions of software; and (iv) any other information, regardless of form, for which a party would have a reasonable expectation of confidentiality. Confidential Information shall also include the terms and conditions of this Agreement.
--------------------------------------------------------------------------------
                                  Page 8 of 16

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


          "Control," "Controlled by," "Controlling" and similar terms shall mean, with respect to an Entity:

          (i) The acquisition (other than from the Entity under consideration) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act"), of beneficial ownership, (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either the then outstanding shares of common stock or the combined voting power of the Entity's then outstanding voting securities entitled to vote generally in the election of directors; or

          (ii)Approval by the stockholders of the party of a reorganization, merger, consolidation, in each case, with respect to which persons who were the stockholders of the party immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Entity's then outstanding voting securities, or a liquidation or dissolution of the Entity or of the sale of all or substantially all of the assets of the Entity.

          "Current Volume" means the volume of Participating Payer Batch Claim Transactions submitted during the month of April 2001, whether submitted via the IDX Gateway or otherwise from an IDX Practice Management System, determined as set forth in Section 5 of the Payment Schedule attached to Addendum I.

          "De-Identified Data" means data from which information has been removed as required by law (including without limitation HIPAA), or if no law is applicable, removed according to a commercially recognized standard, so that what remains of such data cannot be used to personally or otherwise identify the individual or entity that is the subject of such data (such as names, social security numbers, employer I.D. numbers, addresses, and other identifying data).

          "Effective Date" means June 6, 2000 with respect to the Agreement and March 31, 2001 with respect to Addendum I.

          "Entity" means any legal or natural person and any Affiliate  thereof.

          "Exclusive Period" means the period from the date of this Addendum I until [**].

          "Featured" shall be a term that applies only with respect to Financial EDI Transactions that are for Participating Payers and shall mean with respect to promotion and integration of WebMD's related transaction services, the obligations of IDX to perform as set forth in Section 1.1(b) of Addendum I.

          "Featuring Conditions" means Sections 4.7(a)(i),(ii), and (iii) of the Agreement as amended by Addendum I.

          "Featuring Period" means the period from the date of Addendum I through [**].

          "Financial EDI Transactions" means the following of WebMD's financial-related, medical electronic transactions accomplished by electronic data interchange or the Internet: medical claims and encounters, UB-92 claims originating from providers but not hospitals, electronic remittance advice, eligibility, referrals, and claims status updates.

          "HIPAA" means the Health Insurance Portability and Accountability Act of 1996, as amended.

          "IDX" means IDX Systems Corporation, a Vermont corporation, with principal offices at 40 IDX Drive, South Burlington, Vermont 05403.

          "IDX Gateway" means a system provided by IDX for aggregating and switching electronic data interchange transactions.

          "Intellectual Property" means patents, copyrights, trademarks, service marks, trade names, trade dress, domain names, Web sites, logos or other proprietary rights.

          "Interfaces" means data maps, software, protocols, translations and other functionality that facilitate the organization and transfer of data.

          "Marks" means trademarks, service marks, trade names, logos and such other business identifiers.

          "Non-Participating Payer" means any Payer that is not a Participating Payer.

          "Non-Participating  Payer Batch Claim  Transaction"  means  electronic batch claim  transactions  (excluding  UB-92 claims  originating  from
--------------------------------------------------------------------------------
                                  Page 9 of 16
          hospitals as distinguished from providers) originating from IDX Practice Management System and sent via the IDX Gatewayto WebMD or any Affiliates of WebMD for submission in batches and not in Real Time for processing by or for a Non-Participating Payer.

          "Non-Participating Payer Real Time Transaction" means electronic non-batch (Real-Time) eligibility and referrals transaction originating from IDX Practice Management Systems and that is sent to WebMD or any Affiliate of WebMD via the IDX Gateway for processing by or for a Non-Participating Payer.

          "Participating Payer" means any Payer that pays any consideration to WebMD for transactions, regardless of the method or form of payment. However, for the purpose of calculating fees due to IDX from WebMD on Transactions with Participating Payers, such term shall not include a clearinghouse or claims processing service to which WebMD pays fees and which is not an Affiliate of WebMD.

          "Participating Payer Batch Claim Transaction" means electronic batch claim transactions (excluding UB-92 claims originating from hospitals as distinguished from providers) originating from IDX Practice Management Systems and sent to WebMD or any Affiliates of WebMD for submission in batches and not in real time to Participating Payers for processing by or for such Participating Payers. However, for the purpose of calculating fees due to IDX from WebMD on Transactions with Participating Payers, "Participating Payer Batch Claim Transaction" shall not include transactions submitted to WebMD by a clearinghouse or claims processing service to which WebMD pays fees and which is not an Affiliate of WebMD.

          "Participating Payer Real Time Transaction" means electronic non-batch (Real-Time) eligibility and referrals transaction originating from IDX Practice Management Systems and that is sent to WebMD or any Affiliate of WebMD for processing by or for a Participating Payer. However, for the purpose of calculating fees due to IDX from WebMD on Transactions with Participating Payers, "Participating Payer Real Time Transaction" shall not include transactions submitted to WebMD by a clearinghouse or claims processing service to which WebMD pays fees and which is not an Affiliate of WebMD.

          "Payer" means any entity, such as an insurance company, managed care organization, fiscal intermediary, fiscal carrier, fiscal agent, or information services, that pays claims resulting from EDI Financial Transactions.

          "Payment Schedule" means the new payment schedule attached to this Addendum I in lieu of the Payment Schedule attached to the Agreement.

          "Practice Management System" shall mean any software application expressly designed and/or marketed by IDX, or any of its Affiliates, to automate the business processes of physician billing, physician scheduling, managed care contract administration, hospital clinical practice, physician clinical practice, hospital patient administration, or hospital billing, including by way of example and not in limitation, as embodied in the products currently marketed under the trademarks "GPMS" and "IDXtendR."

          "Real-Time" means not in a batch mode.

          "Term" means collectively the Initial Term and each Renewal Term as defined in Sections 4.1 and 4.2 of the Agreement.

          "WebMD" means WebMD Corporation, a Delaware corporation (formerly known as Healtheon/WebMD Corporation) with principal offices at 669 River Drive, Center Two, Elmwood Park, New Jersey 07407.
--------------------------------------------------------------------------------
                                 Page 10 of 16

        IN WITNESS  WHEREOF , the  parties  hereto have executed this Agreement.

IDX SYSTEMS CORPORATION



By: /S/ RICHARD E. TARRANT
    ------------------------------------------
         (authorized signature)



Name: Richard E. Tarrant
      ----------------------------------------
         (printed)


Title: C.E.O.
       ---------------------------------------


Date:  3/30/01
      ----------------------------------------




WebMD CORPORATION



By: /S/ MICHAEL B GLICK
    ------------------------------------------
         (authorized signature)



Name: Michael B. Glick
      ----------------------------------------
         (printed)


Title: Senior Vice President - Legal
       ---------------------------------------


Date:  3/30/01
      ----------------------------------------

--------------------------------------------------------------------------------
                                 Page 11 of 16

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                PAYMENT SCHEDULE

1.   PARTICIPATING PAYER BATCH CLAIM TRANSACTION FEES.

(a) PREFERRED RATE. For Participating Payer Batch Claim Transactions submitted prior to [**], [**], the fees payable by WebMD to IDX for every such claim shall be [**] the fees collected by webmd and all Affiliates of WebMD from Participating Payers for such claims or (ii) $[**]. This shall be referred to as the "Preferred Rate."

(b) ORDINARY RATE. From and after [**], the applicable rate for fees payable by WebMD for Participating Payer Batch Claim Transactions shall be calculated pursuant to Table I below. This shall be referred to as the "Ordinary Rate."

(c) ADJUSTMENT. IDX's claims volume for Participating Payer Batch Claim Transactions shall be measured for the month of [**]. If during such month, IDX's claims volume for such transactions shall be less than [**] times the Current Volume, then for the [**] period, the fees payable to IDX by WebMD for Participating Payers Batch Claim Transactions shall not be calculated at the Preferred Rate, but shall be calculated at the Ordinary Rate. However, the preceding sentence shall not apply if the volume is greater than [**]transactions in such month. If for any month prior to [**], IDX's claim volume is such that it would receive greater fees at the Ordinary Rate, then that rate shall apply for such month.

(d) CERTAIN MINIMUM RATE. Notwithstanding the foregoing, for any month from and after [**] during the term of the Agreement that IDX's total monthly volume of Participating Payer Batch Claim Transactions is equal to or exceeds [**] times the Current Volume, or in any case if such volume exceeds [**] million claims, then the fees payable by WebMD for such transactions during such month shall be the greater of
          (i) the Preferred Rate and (ii) the Ordinary Rate.

2.   OTHER PARTICIPATING PAYER TRANSACTIONS.

     Notwithstanding anything to the contrary herein, WebMD shall not be liable to make any payments to IDX pursuant to this Section 2 of the Payment Schedule [**]submits [**].

(a) ELIGIBILITY AND REFERRAL TRANSACTIONS. For every Participating Payer Real Time Transaction, WebMD shall pay IDX [**] of the fees collected by WebMD and all Affiliates of WebMD from Participating Payers for such transaction.

(b) ELECTRONIC REMITTANCE TRANSACTIONS. In recognition of the evolving nature of remittance transactions, the parties shall attempt to negotiate fees for remittances involving Participating Payers. There shall be no obligations with respect to such transactions hereunder until and unless such fees are negotiated.

3.    NON-PARTICIPATING PAYER TRANSACTIONS FEES.

(a)       BATCH   CLAIMS   AND   REAL   TIME   TRANSACTIONS.   For   every
          Non-Participating Payer Batch Claim Transaction, and Non-Participating Payer Real Time Transaction, IDX shall pay WebMD the greater of (x) [**] of fees collected by IDX [**] or (y) (i) $[**], per transaction in which the aggregate amount of such transactions are less than or equal to [**] million; (ii) $[**] per transaction in which the aggregate amount of such transactions are less than or equal to [**] million; or (iii) $[**] per transaction in any month in which the aggregate amount of such transactions are greater than [**] million. Notwithstanding the foregoing, for all such transactions submitted by IDX during the period from the date of Addendum I through [**], regardless of the volume of such transactions, IDX shall pay WebMD $[**] per transaction.

(b)       CERTAIN  ADJUSTMENTS.  The foregoing fee  arrangement set forth in
          Section 3(a) of this Payment Schedule shall apply to such a transaction when [**], but in such event , IDX shall [**] for all amounts paid [**], up to the amount otherwise payable to WebMD pursuant to Section 3(a) of this Payment Schedule, and any amount payable in excess of such amount [**] pursuant to Table 1. To the extent that after the date hereof WebMD obtains an agreement with a Non-commercial Payer (defined below) to submit claims to [**], then for purposes of Section 3 of this Payment Schedule, such fee shall be treated as set forth in the foregoing sentence. "Non-commercial Payer" means a Payer of claims under government programs and Blue Cross/Blue Shield.
--------------------------------------------------------------------------------

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


(c) ELECTRONIC REMITTANCE TRANSACTIONS. In recognition of the evolving nature of remittance transactions, the parties shall attempt to negotiate fees for remittances involving Non-Participating Payers.
         There shall be no obligations with respect to such transactions hereunder until and unless such fees are negotiated.

4.       PAYMENTS.

(a) MONTHLY PAYMENTS. All payment shall be made monthly in arrears, except as provided below.

(b) MONTHLY STATEMENTS. Not later than the [**] day of each calendar month of the Term, WebMD shall send to IDX and IDX shall send to WebMD a written statement of the actual activity and fees owed with respect thereto during the prior calendar month, signed by an officer of WebMD or an officer of IDX, as the case may be, determined in accordance with the terms hereof together with the data and assumptions, if any, used to calculate the fees owed by WebMD to IDX or IDX to WebMD, as the case may be.

(c) PAYMENTS. Not later than the [**] day of each calendar month commencing with the calendar month of the Effective Date of Addendum I, WebMD pay all amounts due to IDX for the prior calendar month and IDX shall pay all amounts due to WebMD for the prior calendar month.

(d) OBJECTION; ESTIMATED PAYMENTS. If either party objects in writing to the amounts claimed payable as set forth in a monthly statement provided by the other party, then such other party shall make nevertheless make an estimated payment not later than the end of the month in which the objection is made, which estimated payment shall include an amount on account for transactions that shall be equal to the average daily rate for such transactions as determined with reference to the previous Monthly Statement, times the number of business days during the month in dispute.

(e) DISPUTE RESOLUTION. The parties shall meet and confer to resolve any payment disputes within 30 days thereafter. Any overpayment shall be credited to the next month's payment.

5.       DETERMINATION OF CLAIMS ORIGINATING FROM AN IDX PRACTICE MANAGEMENT
         SYSTEM.

(a) Within [**]days from the date hereof [**] with the following additional information: [**]. This list shall be Confidential Information.

(b) In the Envoy system the Tax ID number is used to create the Submitter ID Number. WebMD shall confirm how the other WebMD clearinghouses assign Submitter IDs.

(c) [**] an Envoy Submitter Number or other WebMD clearinghouse Submitter ID Number. WebMD shall cooperate with IDX [**] is in [**] in cases [**].

(d) WebMD shall [**] for whom it can identify a WebMD clearinghouse Submitter ID Number except (a) for and only to the extent that [**] that is already associated with a clearinghouse that is [**] through a Submitter ID Number; or (b) for and to the extent that [**] [**] is submitting claims through a different vendor (such as POMIS vendor, claims aggregator; repricer or other entity) that is receiving a payment [**]. A Parent Account Number shall be assigned [**] and shall be associated with each account [**].

(e)      Upon the request of IDX, WebMD shall provide IDX [**].

(f) On a monthly basis WebMD shall provide a report to IDX (the "Monthly Activity Report") showing the claims activity for each submitter [**]. The payments to IDX from WebMD and from IDX to WebMD shall be determined by this Monthly Activity Report. IDX shall have [**] days from the receipt of each Monthly Activity Report to challenge the reported activity for any submitter on such report or the omission of any submitter from such report.

(g) If requested by a party, the parties shall repeat the process set forth herein to validate volumes from time to time.
--------------------------------------------------------------------------------
                                 Page 13 of 16

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                   Payment Schedule - Table 1 (Ordinary Rate)


                            TABLE 1 (ORDINARY RATE)

   WebMD shall pay IDX the portion of fees set forth in the column headed "% of Fees"*:

                PER CLAIM VOLUME REBATE                 % OF FEES

                  FROM           TO

                  [**]           [**]                   [**]%
                  [**]           [**]                   [**]%
                  [**]           [**]                   [**]%
                  [**]           [**]                   [**]%
                  [**]           [**]                   [**]%

* Fees do not include fees generated with the intervention of another (non-WebMD Affiliate) clearinghouse or claims processing services to which WebMD pays fees.








--------------------------------------------------------------------------------
                                 Page 14 of 16

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                  FINANCIAL TRANSACTIONS SERVICE LEVEL SCHEDULE

This Schedule describes the minimum service levels necessary for support of EDI Financial Transactions by WebMD (TSD).

ISSUE TYPES
--------------------------------------------------------------------------------
Each issue reported to the WebMD Support Team is subject to the following turn-around times stated below. WebMD must meet these turn-around times in [**]% of all cases.


                TYPE OF ISSUE           TURN-AROUND TIME
                -------------           -----------------

                Question                [**] business days

                Problem                 [**] business days1

                Critical                [**] business day average

                Request                 Evaluated on a case-by-case basis


QUESTION
         A QUESTION is any inquiry about the basic functioning of the service that is not answered or documented in a manual.

PROBLEM
         A PROBLEM  is any  situation  within  the  control  of WebMD  where the service is not in accordance with WebMD's documentation and whose solution may require data modification or software modification by WebMD. Problems include enrollment issues, report availability, inappropriate claim rejections, any payer-specific problem, etc.

CRITICAL
         These are certain issues within the control of WebMD that WebMD considers critical and gives immediate attention to as they are reported. CRITICAL issues are "business stoppers" for the customer and are the cases that IDX considers a priority for eCommerce Support. Critical issues include those that would disable all IDX customers from submitting claims to WebMD or WebMD is unable to submit all claim files of IDX customers to all payers.


----------------------------
1 Where a problem can only reasonably be addressed through software modification, that will be communicated within[**] days, and the problem will be fixed in the next scheduled release or modification.

--------------------------------------------------------------------------------

REQUEST
         A REQUEST is a need for additional service/setup that is part of the standard implementation and support cycle. An example would be adding new providers or groups in the enrollment process.










--------------------------------------------------------------------------------
                                 Page 16 of 16